Deed

Amending Deed No. 11 to the Mortgage Origination and Management Agreement Superannuation Members' Home Loans Programme

Perpetual Limited ABN 86 000 431 827 ME Portfolio Management Limited ABN 79 005 964 134 and Members Equity Bank Pty Limited ABN 56 070 887 679

Contents

	Table of contents

	The agreement		1

	Operative part		2

1	Definitions and interpretations		2

	1.1	Definitions	2
	1.2	Interpretations	2

2	Amendments to the Agreement		3

	2.1	Amendments	3
	2.2	Effectiveness	3
	2.3	Amendments not to affect validity, rights, obligations	4
	2.4	Acknowledgements	4

3	General		4

	3.1	Governing law and jurisdiction	4
	3.2	Variation	4
	3.3	Further assurances	4
	3.4	Counterparts	4
	3.5	Attorneys	4
	3.6	Trustee limitation of liability	5

	Signing page		6

Amending Deed to the Mortgage Origination and Management
Agreement	Contents 1

The agreement

Amending Deed to the Mortgage Origination and Management Agreement Superannuation Members' Home Loans Programme

Date ►	2007

Between the parties

Trustee	Perpetual Limited ABN 86 000 431 827 of Level 12, 123 Pitt Street Sydney NSW 2000

Manager	ME Portfolio Management Limited ABN 79 005 964 134 of Level 16, 360 Collins Street Melbourne VIC 3000

Mortgage Manager	Members Equity Bank Pty Limited ABN 56 070 887 679 of Level 16, 360 Collins Street Melbourne VIC 3000

Background
1 The Trustee is a trustee of trusts known as the Superannuation Members’ Home Loans Trusts (Trusts) and the Manager is a manager of the Trusts.

2 The Trustee, the Manager and the Former Mortgage Manager entered into the Mortgage Origination and Management Agreement.

3 By the Deed of Novation the Former Mortgage Manager surrendered its rights and was released and discharged from its obligations under the Mortgage Origination and Management Agreement and the Mortgage Manager became entitled to equivalent rights and assumed equivalent obligations.

4 The parties wish to amend the Agreement in the manner set out in this deed.

This deed witnesses	that in consideration of, among other things, the mutual promises contained in this deed, the parties agree as set out in the Operative part of this deed.

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Agreement	page 1

Operative part

1	Definitions and interpretations

1.1	Definitions

The meanings of the terms used in this document are set out below.

Term	Meaning

Agreement	The agreement created by the Mortgage Origination and Management Agreement and the Deed of Novation

Deed of Novation	The deed dated 28 September 1995 between the Trustee, the Manger, the Former Mortgage Manager and the Mortgage Manager

Designated Rating Agency	The same meaning as in the Master Trust Deed.

Former Mortgage Manager	National Mutual Property Services (Aust) Pty Limited ACN 006 240 884

Fund	The same meaning given to it in the Master Trust Deed

Master Trust Deed	The trust deed dated 4 July 1994 between the Manager and Trustee

Mortgage Origination and Management Agreement	The agreement dated 4 July 1994 between the Trustee, the Manager and the Former Mortgage Manager (as amended)

Origination Fund	The same meaning given to it in the Master Trust Deed.

Supplementary Bond Terms Notice	The Supplementary Bond Terms Notice- SF2004-1P Class A and Class B Bonds in respect of the Warehouse Fund between the Trustee and the Manager dated 15 January 2004.

Warehouse Fund	The Fund called Superannuation Members’ Home Loans Warehousing Trust 2004-1 (formerly Superannuation Members’ Home Loans Securitisation Fund 2004-1P) created on 12 January 2004.

1.2	Interpretations

Clause 1.2 of the Agreement is incorporated in this deed as if set out in full in this deed.

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Agreement	page 2

2	Amendments to the Agreement

2.1	Amendments

The Agreement is amended by:

(a)	Amending clause 3.3 by:

(1)	deleting the:

(A)	word “claims” which follows the word “damages”; and

(B)	words “suffered or incurred” which follow the word “expenses”; and

(2)	inserting the word “directly incurred” following the words “damages and expenses”.

(b)	Amending clause 10.3(b) by:

(1)	deleting the:

(A)	word “claims” which follows the word “damages”; and

(B)	words “or in connection with” which follow the words “result of”; and

(2)	inserting the word “direct” following the words “or incur as a”.

(c)	deleting clause 10.4(a) Repurchase of Mortgages and replacing it with:

“(a)
Notwithstanding clause 10.3 if the Trust Manager determines that any representation or warranty by the Mortgage Manager in a Bond Issue Confirmation Certificate with respect to a Mortgage forming part of a Securitisation Fund (and such Securitisation Fund is hereinafter referred to as the “First Fund”) is false or misleading the Trustee as trustee of any other Securitisation Fund created pursuant to the Trust Deed (and such Fund is hereinafter referred to as the “Second Fund”) will be obliged at the request of the Trust Manager to either (at the election of the Manager):

(1)	repurchase the Mortgage; or

(2)
repurchase and substitute or substitute or cause to be substituted a Mortgage in which event the Trustee as trustee for the First Fund and the Trust Manager shall be obliged to comply with provisions of the Supplementary Bond Terms Notice with respect to the substitution of Mortgages into the First Fund, within 120 days after the giving the relevant Bond Issue Confirmation Certificate.”

(d)	deleting from clause 14.2 the following paragraph:

“The Mortgage Manager may not terminate this Agreement unless a replacement mortgage manager has been appointed by the Trust Manager and the Trustee and it has entered into an agreement with the Trust Manager and the Trustee on terms similar to this Agreement and satisfactory to the Trust Manager and the Trustee. Any such appointment must not be made unless prior notice is given by the Trust Manager to each Designated Rating Agency or if it would have an adverse effect on the rating of any Bonds (as defined in the Trust Deed).”

2.2	Effectiveness

The amendments to the Agreement in clause 2.1 take effect on and from the date of this deed:

(a)	in respect of each Fund created on or after the date of this deed; and

(b)	in respect of any existing Origination Fund and the Warehouse Fund.

Amending Deed to the Mortgage Origination and Management
Agreement	page 3

2.3	Amendments not to affect validity, rights, obligations

(a)	An amendment to the Agreement does not affect the validity or enforceability of the Agreement.

(b)	Nothing in this deed:

(1)	prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Agreement before the date of this deed; or

(2)	discharges, releases or otherwise affects any liability or obligation arising under the Agreement before the date of this deed.

2.4	Acknowledgements

(a)	Each party confirms that:

(1)
it has received a copy of a confirmation by each Designated Rating Agency that the Designated Rating Agency has received notice of the amendments in clause 2.1 in accordance with clause 12.5(b) of the Supplementary Bond Terms Notice; and

(2)	such confirmation is in terms satisfactory to that party.

(b)	Except for the Warehouse Fund, the Manager acknowledges that no consent to the amendments is required from any Designated Rating Agency or any other party by reason of clauses 2.1 and 2.2.

3	General

3.1	Governing law and jurisdiction

(a)	This deed is governed by the laws of the State of New South Wales.

(b)	Each of the parties irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New South Wales.

3.2	Variation

A variation of any term of this deed must be in writing and signed by the parties.

3.3	Further assurances

Each party must do all things and execute all further documents necessary to give full effect to this deed.

3.4	Counterparts

(a)	This deed may be executed in any number of counterparts.

(b)	All counterparts, taken together, constitute one instrument.

(c)	A party may execute this deed by signing any counterpart.

3.5	Attorneys

Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

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3.6	Trustee limitation of liability

Clause 17 of the Agreement is incorporated in this deed as if set out in full in this deed except that references to “this Agreement” are references to “this deed”.

Amending Deed to the Mortgage Origination and Management
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Signing page

Executed as a deed

Trustee

Signed sealed and delivered for Perpetual Limited by its attorney

sign here►	/s/ Craig Cullen
Authorised Signatory
print name	Craig Cullen
Assistant Manager

sign here►	/s/ Mark Dickenson
Authorised Signatory
print name	Mark Dickenson
Senior Manager

in the presence of
sign here►	/s/ Andrea Ruver
Witness
print name	Andrea Ruver

Amending Deed to the Mortgage Origination and Management
Agreement	page 6

Manager

Signed sealed and delivered for ME Portfolio Management Limited by two authorised signatories

sign here►	/s/ Nicholas Vamvakas
Authorised Signatory
print name	Nicholas Vamvakas

sign here►	/s/ Paul Garvey
Authorised Signatory
print name	Paul Garvey
Manager Capital Markets

Mortgage Manager

Signed sealed and delivered for Members Equity Bank Pty Limited by two authorised signatories

sign here►	/s/ Nicholas Vamvakas
Authorised Signatory
print name	Nicholas Vamvakas

sign here►	/s/ Paul Garvey
Authorised Signatory
print name	Paul Garvey
Manager Capital Markets

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